FOUNDERS FUNDS, INC.
               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 1998


The section of the Funds' Statement of Additional Information entitled "Directors and Officers" is hereby amended on page 40 to add the following information concerning two new directors of Founders Funds, Inc. elected in May 1998:

     ROBERT P. MASTROVITA**
     88 Upland Road
     Duxbury, Massachusetts
        Director
           Private investor; Chairman of  private foundation.  Formerly (1982 to
           1997), Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., Boston, Massachusetts, a registered investment adviser. Member, Boston Society of Security Analysts. Overseer and Investment Committee Member, Boston Children's Hospital. Born: November 6, 1944.

     GEORGE W. PHILLIPS
     101 Chestnut Street
     Boston, Massachusetts
        Director
           Retired. Director and Chairman, Strategic Planning Committee, Warren Bancorp, Inc., Peabody, Massachusetts, a state-chartered bank holding company. Formerly (1991 to 1997), Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank. Trustee and Chairman of the Finance and Investment Committees, Children's Medical Center of Boston, Boston, Massachusetts. Born: April 5, 1938.

     ** Mr. Mastrovita served as a non-employee director of The Boston Company, Inc. and Boston Safe Deposit and Trust Company until March 15, 1998. Since both of these companies are indirect subsidiaries of Mellon Bank Corporation, it is possible that, for a period of time, he might be determined to be an interested director as defined in the Investment Company Act of 1940.

The date of this Supplement is June 3, 1998.